                               POWER OF ATTORNEY
                               -----------------


          We, the undersigned Directors and Officers of The Black & Decker Corporation (the "Corporation"), hereby constitute and appoint Nolan D. Archibald, Charles E. Fenton and Thomas M. Schoewe, and each of them, with power of substitution, our true and lawful attorneys-in-fact with full power to sign for us, in our names and in the capacities indicated below, a registration statement or registration statements on Form S-3, and all amendments and supplements thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended, Debt Securities of the Corporation with an aggregate initial public offering price of up to $750,000,000.



NOLAN D. ARCHIBALD          Director, Chairman,          April 26, 1994
- -------------------------   President and Chief
Nolan D. Archibald          Executive Officer
                            (Principal Executive
                            Officer)



BARBARA L. BOWLES           Director                     April 26, 1994
- -------------------------
Barbara L. Bowles


MALCOLM CANDLISH            Director                     April 26, 1994
- -------------------------
Malcolm Candlish


ALONZO G. DECKER, JR.       Director                     April 26, 1994
- -------------------------
Alonzo G. Decker, Jr.


ANTHONY LUISO               Director                     April 26, 1994
- -------------------------
Anthony Luiso


J. DEAN MUNCASTER           Director                     April 26, 1994
- -------------------------
J. Dean Muncaster


LAWRENCE R. PUGH            Director                     April 26, 1994
- -------------------------
Lawrence R. Pugh


MARK H. WILLES              Director                     April 26, 1994
- -------------------------
Mark H. Willes


M. CABELL WOODWARD, JR.     Director                     April 26, 1994
- -------------------------
M. Cabell Woodward, Jr.

THOMAS M. SCHOEWE           Vice President--             May 5, 1994
- -------------------------   Finance and Treasurer
Thomas M. Schoewe           (Principal Financial
                            Officer)



STEPHEN F. REEVES           Corporate Controller         May 5, 1994
- -------------------------   (Principal Accounting
Stephen F. Reeves           Officer)


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